SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 10, 2006



                                Blair Corporation

             (Exact name of registrant as specified in its charter)



          Delaware                 001-00878                  25-0691670
          --------                 ---------                  ----------
      (State or other        (Commission File No.)         (I.R.S. Employer
      Jurisdiction of                                    Identification No.)
       incorporation)

     220 Hickory Street, Warren, Pennsylvania                 16366-0001
    ------------------------------------------                ----------
     (Address of Principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (814) 723-3600


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

    On January 10, 2006, Blair Corporation (the "Company") announced that it will hold its 2006 annual meeting at 11:00 a.m. on Thursday, April 20, 2006, at The Library Theatre, 302 Third Avenue West, Warren, Pennsylvania.

    A copy of the press release announcing the date of the Company's annual meeting is filed with this report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

                 Not applicable.

         (b) Pro forma financial information.

                 Not applicable.

         (c) Exhibits

                 Exhibit 99.1.Press Release dated January 10, 2006.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  January 10, 2006                       Blair Corporation




                                    By:  /S/ JOHN E. ZAWACKI
                                         -------------------------------
                                         John E. Zawacki
                                         President and Chief Executive Officer




                                    By:  /S/ LARRY J. PITORAK
                                         -------------------------------
                                         Larry J. Pitorak
                                         Interim Chief Financial Officer

                                                                   EXHIBIT 99.1

FOR IMMEDIATE RELEASE:

CONTACTS:
Blair Corporation                                  Carl Hymans
Larry Pitorak, Chief Financial Officer             G.S. Schwartz & Co
814-723-3600                                       212-725-4500
                                                   carlh@schwartz.com

               BLAIR CORPORATION ANNOUNCES DATE OF ANNUAL MEETING

WARREN, Pa., (January 10, 2006) -- Blair Corporation (Amex: BL),
(www.blair.com), a national multi-channel direct marketer of women's and men's apparel and home products, announced today that it will hold its annual meeting at 11:00 a.m. on Thursday, April 20, 2006. The meeting will be held at the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania.

ABOUT BLAIR
Headquartered in Warren, Pennsylvania, Blair Corporation sells a broad range of women's and men's apparel and home products through direct mail marketing and its Web sites www.blair.com and www.irvinepark.com. Blair Corporation employs over 2,000 people and operates facilities and retail outlets in Northwestern Pennsylvania as well as a catalog outlet in Wilmington, Delaware. The Company, which has annual sales of approximately $500 million, is publicly traded on the American Stock Exchange (Amex-BL).

This release contains certain statements, including without limitation, statements containing the words "believe," "plan," "expect," "anticipate," "strive," and words of similar import relating to future results of the Company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to, changes in political and economic conditions, demand for and market acceptance of new and existing products, as well as other risks and uncertainties detailed in the most recent periodic filings of the Company with the Securities and Exchange Commission.